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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT





                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934





      Date of Report (Date of Earliest Event Reported): September 1, 2000
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                            Kensey Nash Corporation
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                   0-27120                   36-3316412
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(State or Other Jurisdiction         (Commission                (IRS Employer
        of Incorporation)            File Number)            Identification No.)

 Marsh Creek Corporate Center, 55 East Uwchlan Avenue, Exton Pennsylvania 19341
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code (610) 524-0188
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) Pursuant to an Asset Purchase Agreement dated September 1, 2000 by and among the Registrant, THM Acquisition Sub, Inc., a Delaware corporation ("Buyer"), THM Biomedical, Inc., a Minnesota corporation ("Seller"), and the stockholders of Seller, Buyer purchased from Seller substantially all of the assets, and assumed certain of the liabilities, of Seller. Of the $11.1 million purchase price (the "Purchase Price"), an aggregate of $4.5 million was paid in the form of promissory notes. The Purchase Price was paid at the closing which occurred on September 1, 2000. The Purchase Price was the result of arm's length negotiations between Buyer and Seller. The cash portion of the Purchase Price was paid out of Buyer's cash on hand.

         There exists no material relationship between the Registrant and Seller, or between any affiliates of such entities.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Audited financial statements of the Seller required pursuant to Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(b)      Pro Forma Financial Information.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X cannot be provided at this time, but shall be filed as soon as practicable and in no event later than 60 days after the filing date of this Report on Form 8-K.

(c)      Exhibits.

         2.1 Asset Purchase Agreement dated September 1, 2000 by and among the Registrant, THM Acquisition Sub, Inc., THM Biomedical, Inc. and the stockholders of THM Biomedical, Inc. (the "Agreement"). The Registrant agrees to furnish supplementally to the Commission upon request, copies of any omitted exhibits or schedules to the Agreement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             KENSEY NASH CORPORATION



                                             By:  /s/ Wendy F. DiCicco
                                                --------------------------------
                                                  Wendy F. DiCicco, CPA
                                                  Chief Financial Officer



Dated: September 15, 2000





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                                  Exhibit Index


                                                                     Sequential
                                                                        Page
     Exhibit #                          Item                           Number
------------------     ---------------------------------------      ------------
        2.1            Asset Purchase Agreement dated                     5
                       September 1, 2000 by and among Kensey
                       Nash Corporation, THM Acquisition Sub,
                       Inc., THM Biomedical, Inc. and the
                       stockholders of THM Biomedical, Inc.




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